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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) July 30, 2004

                               WAVE SYSTEMS CORP.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                DELAWARE                0-24752               13-3477246
     (State or Other Jurisdiction     (Commission            (IRS Employer
           of Incorporation)          File Number)         Identification No.)

                  480 Pleasant Street, Lee, Massachusetts 01238
                  ---------------------------------------------
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (413) 243-1600

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ITEM 5.   OTHER EVENTS.

            On July 30, 2004, Wave Systems Corp. ("Wave") entered into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which Wave sold and issued 3,529,412 shares of Class A Common Stock, par value $.01 per share (the "Common Shares"), and two series of warrants (the "Warrants") to purchase Wave's Class A Common Stock (the "Warrant Shares") to a certain purchaser who is a party to the Purchase Agreement (the "Purchaser") for an aggregate purchase price of $3,000,000. The Common Shares were priced at $0.85. The Common Shares and Warrant Shares were drawn-down off of a shelf registration statement which was filed by Wave on April 15, 2004 and declared effective by the Securities and Exchange Commission (the "SEC") on May 10, 2004. The Purchase Agreement is attached hereto as Exhibit 10.1.

            Wave also granted the Purchaser a 90-day additional investment right to purchase up to 3,529,412 additional Common Shares at a price of $1.00 per share (the "Additional Investment Right"). These Common Shares are also to be drawn-down off of the shelf registration statement. The Additional Investment Right is attached hereto as Exhibit 10.2.

            The Warrants are made up of two different series. The Series A warrants (the "A Warrants") are exercisable for up to 3,529,412 shares of Class A common stock at an exercise price of $1.15 per share. The A Warrants are exercisable from January 30, 2005 until July 30, 2005. The Series B warrants (the "B Warrants") are exercisable for up to 882,353 shares of Class A common stock at an exercise price of $1.30 per share. The B Warrants are exercisable from July 30, 2005 until January 30, 2006. Under the terms of the offering, in no event shall the Purchaser become the beneficial owner of more than 9.99% of the number of shares of Class A common stock outstanding immediately after giving effect to such issuance. The rights of the holder of the A Warrants and the B Warrants are more fully set forth in the forms of Warrant attached hereto as Exhibits 10.3 and 10.4.

            Corpfin Inc. (the "Placement Agent"), has entered into a placement agency agreement with us in which they have agreed to act as placement agent in connection with the offering. The Placement Agent is using its best efforts to introduce us to selected institutional investors who will purchase Common Shares. The Placement Agent has no obligation to buy any Common Shares from us. We have agreed to pay the Placement Agent a fee equal to 4.0% of the gross proceeds of this offering. The Placement Agency Agreement is attached hereto as
Exhibit 10.5.

            On August 2, 2004, Wave issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  EXHIBITS.

Exhibit 10.1 Form of Securities Purchase Agreement, dated as of July 30, 2004, by and between Wave and the Purchaser.

Exhibit 10.2  Additional Investment Right, issued by Wave to the
              Purchaser, dated as of July 30, 2004.

Exhibit 10.3  A Warrant issued by Wave to the Purchaser, dated as of July
              30, 2004.

Exhibit 10.4  B Warrant issued by Wave to the Purchaser, dated as of July
              30, 2004.

Exhibit 10.5 Placement Agency Agreement, dated as of May 25, 2004, by and between Wave and Corpfin Inc.

Exhibit 99.1 Press Release of Wave, dated August 2, 2004, announcing the block sale.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        WAVE SYSTEMS CORP.


                                        By:/s/ Steven Sprague
                                           ------------------
                                                Steven Sprague
                                                Chief Executive Officer

Dated:  August 2, 2004

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EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------
Exhibit 10.1             Form of Securities Purchase Agreement, dated as of
                         July 30, 2004, by and between Wave and the Purchaser.

Exhibit 10.2             Additional Investment Right, issued by Wave to the
                         Purchaser, dated as of July 30, 2004.

Exhibit 10.3             A Warrant issued by Wave to the Purchaser, dated as of July
                         30, 2004.

Exhibit 10.4             B Warrant issued by Wave to the Purchaser, dated as of July
                         30, 2004.

Exhibit 10.5             Placement Agency Agreement, dated as of May 25, 2004, by and between Wave and Corpfin Inc.

Exhibit 99.1             Press Release of Wave, dated August 2, 2004, announcing the block sale.

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